UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ESQUIRE FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

April 18, 2019

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. The Annual Meeting will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753, on May 30, 2019, at 10:00 a.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Esquire Financial Holdings, Inc. Our directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting consists of  (i) the election of two directors, (ii) the approval of the Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan, and (iii) the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2019. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Esquire Financial Holdings, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

It is important that your shares be represented at the annual meeting, whether or not you plan to attend personally. Please take a moment now to cast your vote via the Internet as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the annual meeting.

On behalf of the Board of Directors, we urge you to vote your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely, Andrew C. Sagliocca President and Chief Executive Officer

Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 30, 2019

Notice is hereby given that the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753 on May 30, 2019, at 10:00 a.m., local time.

A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the approval of the Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan;

3.	the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2019; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2019 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF ESQUIRE FINANCIAL HOLDINGS, INC. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE, BY INTERNET, BY TELEPHONE, OR BY MAIL. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors
Eric S. Bader Corporate Secretary

Jericho, New York

April 18, 2019

PROXY STATEMENT

Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

ANNUAL MEETING OF STOCKHOLDERS

May 30, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Esquire Financial Holdings, Inc. (“Esquire Financial” or the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753 on May 30, 2019, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 24, 2019.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Esquire Financial will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the election of the two director nominees named in this Proxy Statement, “FOR” the Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan, and “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2019.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Esquire Financial at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, delivering a later-dated proxy by telephone, by internet, by mail or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Corporate Secretary of Esquire Financial prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Holders of record of Esquire Financial common stock, par value $0.01 per share, as of the close of business on March 29, 2019 are entitled to one vote for each share then held. As of March 29, 2019, there were 7,532,723 shares of common stock issued and outstanding.

Stock Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 29, 2019, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753.

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Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)		Percent of Shares of Common Stock Outstanding
Directors, Executive Officers and Named Executive Officers

Selig A. Zises	317,601	(2)	4.2%
Todd Deutsch	56,500	(3)	*
John Morgan	66,880	(4)	*
Russ M. Herman	70,858	(5)	*
Robert J. Mitzman	104,600	(6)	1.4%
Kevin C. Waterhouse	116,834	(7)	1.5%
Marc Grossman	15,000	(8)	*
Janet Hill	10,480	(9)	*
Richard T. Powers	55,565	(10)	*
Anthony Coelho	74,248	(11)	1.0%
Andrew C. Sagliocca	152,912	(12)	2.0%
Jack Thompson	564,880	(13)	7.5%
Eric S. Bader	76,061	(14)	1.0%
Ari P. Kornhaber	54,984	(15)	*
All directors and current executive officers as a group (14 persons)	1,737,403	(16)	21.6%

5% Beneficial Stockholders

RMB Capital Management, LLC 115 S. LaSalle Street, 34th Floor Chicago, Illinois 60603	633,319	(17)	8.4%
CJA Private Equity Financial Restructuring Master Fund I, LP c/o Gapstow Capital Partners 654 Madison Avenue, Suite 601 New York, New York 10065	564,800	(18)	7.5%

*	Less than 1%
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared or sole voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. No shares of common stock are pledged as collateral by a director or executive officer.
(2)	Includes presently exercisable options to purchase 12,060 shares of the Company’s common stock.
(3)	Includes 4,500 unvested shares of restricted stock and presently exercisable options to purchase 12,000 shares of the Company’s common stock.
(4)	Includes presently exercisable options to purchase 3,500 shares of the Company’s common stock. Mr. Morgan’s term as a director will expire at this Annual Meeting.
(5)	Includes 2,500 unvested shares of restricted stock and presently exercisable options to purchase 23,338 shares of the Company’s common stock.
(6)	Includes 4,500 unvested shares of restricted stock and presently exercisable options to purchase 25,338 shares of the Company’s common stock.
(7)	Includes presently exercisable options to purchase 10,834 shares of the Company’s common stock.
(8)	Includes 2,000 unvested shares of restricted stock and presently exercisable options to purchase 3,000 shares of the Company’s common stock.
(9)	Includes presently exercisable options to purchase 3,500 shares of the Company’s common stock.
(10)	Includes presently exercisable options to purchase 5,565 shares of the Company’s common stock.
(11)	Includes 7,500 unvested shares of restricted stock and presently exercisable options to purchase 21,338 shares of the Company’s common stock.
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(12)	Includes 45,000 unvested shares of restricted stock and presently exercisable options to purchase 74,305 shares of the Company’s common stock.
(13)	Mr. Thompson has sole voting and investment power over 80 shares. Mr. Thompson is the Esquire Board designee on behalf of CJA Private Equity Financial Restructuring GP I Ltd., the general partner of CJA Private Equity Financial Restructuring Master Fund I, LP, which holds an additional 564,800 shares of the Company’s common stock. CJA Private Equity Financial Restructuring GP I Ltd. has designated all voting rights to CJA Private Equity Financial Restructuring Master Fund I, LP’s Investment Manager, Gapstow Capital Partners.
(14)	Includes 22,500 unvested shares of restricted stock and presently exercisable options to purchase 47,561 shares of the Company’s common stock.
(15)	Includes 22,500 unvested shares of restricted stock and presently exercisable options to purchase 29,484 shares of the Company’s common stock.
(16)	Includes presently exercisable options and options exercisable within 60 days to purchase 523,602 shares of the Company’s common stock.
(17)	Based on a Schedule 13G filed on February 14, 2019.
(18)	Based on a Schedule 13G filed on February 14, 2018.

Quorum and Vote Required

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The approval of the 2019 Equity Incentive Plan is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The ratification of the appointment of Crowe LLP as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of twelve members. Effective as of the Annual Meeting, the number of directors constituting the Board shall be reduced to eleven. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting to serve for a three-year period until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: Selig Zises, and Todd Deutsch. All nominees are currently directors of Esquire Financial and Esquire Bank.

The Board of Directors recommends a vote “FOR” the election of the nominees.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors whose term of office will continue following the Annual Meeting, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

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Name	Position(s) Held With Esquire Financial	Age(1)	Director Since(2)	Current Term Expires
NOMINEES
Selig Zises	Director	77	2009	2019
Todd Deutsch	Director	46	2015	2019

CONTINUING DIRECTORS
Russ M. Herman	Director	76	2007	2020
Robert J. Mitzman	Director	64	2007	2020
Kevin C. Waterhouse	Director	51	2006	2020
Marc Grossman	Director	51	2013	2020
Jack Thompson	Director	47	2016	2020
Janet Hill	Director	71	2016	2021
Anthony Coelho	Chairman	76	2010	2021
Richard T. Powers	Director	71	2006	2021
Andrew C. Sagliocca	Chief Executive Officer, President and Director	51	2008	2021

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Eric S. Bader	Executive Vice President, Chief Operating Officer and Corporate Secretary	42	N/A	N/A
Ari P. Kornhaber	Executive Vice President, Director of Sales	47	N/A	N/A
Michael Lacapria	Senior Vice President, Chief Financial Officer	41	N/A	N/A

(1)	As of April 1, 2019.
(2)	Includes service with Esquire Bank and Esquire Financial.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Esquire Financial is also a director of Esquire Bank, and if elected, each nominee will be appointed as a director of Esquire Bank.

Directors

Anthony Coelho, Chairman.    Mr. Coelho has served as Chair of the Advisory Board for Bender Consulting Services since 2002 and was Chair and a Board Member for the American Association of People with Disabilities and the Lead Independent Director of Service Corporation International. Mr. Coelho was a prominent member of the U.S. House of Representatives from 1978 – 1989. While a member of the House of Representatives, he authored the Americans with Disabilities Act, widely recognized as one of the most important pieces of civil rights legislation in the last 40 years. Mr. Coelho’s former and current business affiliations include service on a number of corporate boards and as CEO of Wertheim Schroder Investment Services. Mr. Coelho has been a member of the Esquire Bank board of directors since 2010 and has been Chairman of the Board of Directors since August 2018. Mr. Coelho provides the Board with valuable perspective on general business oversight, as well as potential strategic initiatives.

Todd Deutsch, Director.   Mr. Deutsch is a private investor and entrepreneur. Since 2012, Mr. Deutsch has managed his family office. From 2009 to 2012, Mr. Deutsch was the Portfolio Manager/Principal at Bascom Hill Partners, a wealth management services company. Prior to running his family office and Bascom Hill Partners, Mr. Deutsch spent twenty years as a trader with Goldman Sachs and various hedge funds. Mr. Deutsch has been a member of the Esquire Bank board of directors since 2015. Mr. Deutsch provides the Board with extensive financial and business experience as well as valuable insight into managing and overseeing a business.

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Marc D. Grossman, Director.   As a founding and senior partner of The Sanders Law Firm since 2003, Mr. Grossman is an innovator and leader in the mass settlement of medical claims and mass torts. Mr. Grossman’s deep-rooted commitment to his clients and practice has led to his being a frequent speaker and national advocate for victim’s rights. Mr. Grossman currently serves on The Board of Directors of the New York State Trial Lawyers Association, The Executive Committee of the Association of Trial Lawyers of America, and is a member of the Mass Tort Trial Lawyers Association, the Million Dollar Advocates Forum and the leaders Forum of the American Association of Justice. Mr. Grossman has been a member of the Esquire Bank board of directors since 2013. Mr. Grossman provides the Board with an important insight into the legal industry and experience with managing and overseeing a business.

Russ M. Herman, Director.    Mr. Herman has been senior partner at the law firm Herman, Herman & Katz, L.L.C., a national law firm headquartered in New Orleans, Louisiana, since 1966. Mr. Herman is the past president of the Association of Trial Lawyers of America, Civil Justice Foundation, Roscoe Pound Foundation and the American Association of Justice. He is an author, frequent speaker at law schools and national legal seminars and conventions. Mr. Herman is a member of the National Trial Lawyers Hall of Fame. Mr. Herman has been a member of the Esquire Bank board of directors since 2007 and provides the Board with valuable insight into the legal industry.

Janet Hill, Director. Ms. Hill has served as Principal at Hill Family Advisors since 2010, where she oversees her family’s assets and investments. From 1981 until her retirement in 2010, Ms. Hill was the owner of and served as Vice President of Alexander & Associates, Inc., a management consulting firm where she provided advice and counseling to major corporations on policies and procedures to achieve and maintain an inclusive workforce. She is currently a member of the boards of directors of the Carlyle Group, Dean Foods Company and Echo360. Ms. Hill is a former director of Wendy’s, Inc. and Sprint Nextel Corporation. She also serves on the Board of Trustees at Duke University and the Wolf Trap Foundation. Ms. Hill has a Bachelor of Arts from Wellesley College and a Master of Arts from the University of Chicago, both in Mathematics. Ms. Hill has been a member of the Esquire Bank board of directors since 2016. Ms. Hill provides the Board with important business and strategic insight.

Robert J. Mitzman, Director.   Mr. Mitzman is founder and a board member of the Quick Group of Companies since 1981, having amassed more than 35 years of experience in the worldwide specialized courier industry. Mr. Mitzman was also the former Chief Executive Officer and Chairman of the Quick Group of Companies. The Quick Group of Companies serves as a provider of worldwide-mission-critical logistics and transportation solutions. Mr. Mitzman previously served on the Board of Directors for Perfumania Holdings. Mr. Mitzman has been a member of the Esquire Bank board of directors since 2007 and provides the Board with extensive executive experience as a Chief Executive Officer, including leading an organization with global operations, experience in human resources and growing a business.

Richard T. Powers, Director.   Mr. Powers served as Esquire Bank’s President and Chief Executive Officer from Esquire Bank’s pre-opening organizational stage in 2005 through 2008. Prior to joining Esquire Bank, Mr. Powers was President, U.S. Direct Services for Fiserv CBS. Mr. Powers has over 40 years of experience in all areas of the financial services industry, both banking and brokerage. He has served as President and Chief Operating Officer of Waterhouse National Bank and Executive Vice President and Chief Operations Officer of North Fork Bank, among other banking positions. Since 2009, Mr. Powers has been the owner of RT Powers & Associates, a banking and financial services consultant firm and he is recognized as an expert witness for banking technology patent infringement. Mr. Powers is a founding organizer of Esquire Bank. Mr. Powers provides the Board with important experience and insight into the financial services industry.

Andrew C. Sagliocca, President, Chief Executive Officer and Director.    Mr. Sagliocca served as Esquire Bank’s Chief Financial Officer when he joined Esquire Bank in February 2007. He became Esquire Bank’s Chief Executive Officer in January 2009. Prior to joining Esquire Bank, Mr. Sagliocca was Senior Vice President and Corporate Controller of North Fork Bank from 1999 to 2007. Mr. Sagliocca has more than 29 years of experience in the financial services industry. Mr. Sagliocca’s extensive experience in the financial services provides the Board with a unique perspective on Esquire Bank’s business and strategic direction.

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Jack Thompson, Director. Jack Thompson, is the Chief Executive Officer of Pawson Capital Management, a Community Bank Investment firm based in Greenwich, Connecticut.  From 2010 – 2018, Mr. Thompson was the Head of Financial Services Investments at Gapstow Capital Partners, an alternative investment firm based in New York City.  He serves as Director on the Boards of Seaside National Bank in Orlando, Florida and Broadway Financial Corporation  (and its subsidiaries) in Los Angeles, California. Mr. Thompson has been a member of the Board since 2016. Mr. Thompson provides the Board with important experience and insight into the financial services industry. In connection with the purchase of our capital stock in 2014, we granted CJA Private Equity Financial Restructuring Master Fund I, LP the right to designate a director so long as it, together with its affiliates, beneficially owns at least 4.0% (four percent) of our total outstanding capital stock. Mr. Thompson is the designee of CJA Private Equity Financial Restructuring Master Fund I, LP.

Kevin Waterhouse, Director.  Mr. Waterhouse is Vice President and Investment Advisor of L.M. Waterhouse & Company, a Valhalla, New York-based registered investment advisory firm. Mr. Waterhouse has worked at L.M. Waterhouse since 2009. Mr. Waterhouse previously served as First Vice President —  Operations & Product Development of Waterhouse National Bank. Mr. Waterhouse is a founding organizer of Esquire Bank. Mr. Waterhouse provides the Board with a valuable perspective on general business oversight as well as on potential strategic initiatives.

Selig A. Zises, Director.  Mr. Zises is a retired investor. Mr. Zises was the founder and CEO of Integrated Resources, a financial services company, from 1969 to 1988. Mr. Zises is a founding organizer of Esquire Bank. Mr. Zises’ extensive experience in the financial services industry provides the Board with an important perspective on the Bank’s business and strategic direction.

Executive Officers Who Are Not Directors

Eric S. Bader, Executive Vice President, Chief Operating Officer and Corporate Secretary.   Mr. Bader was named Chief Operating Officer, and remained as Executive Vice President and Corporate Secretary, effective December 2018.  Mr. Bader served as the Executive Vice President and Chief Financial Officer of the Company and Esquire Bank from February 2011 to December 2018.  From January 2009 to February 2011, Mr. Bader served as Senior Vice President and Chief Financial Officer of the Company and the Bank.  Mr. Bader served as Esquire Bank’s Senior Vice President and Treasurer upon joining Esquire Bank in January 2008 to January 2009. Prior to joining Esquire Bank, Mr. Bader was Vice President at Goldman Sachs and served as a Vice President and Investment Officer at North Fork Bank. Mr. Bader has over 19 years of experience in the financial services industry.

Ari P. Kornhaber, Executive Vice President, Director of Sales.   Mr. Kornhaber has served as Director of Sales at Esquire Bank since 2013. From 2004 to 2013, Mr. Kornhaber served as National Marketing Director at Plaintiff Funding Holding, Inc. (dba LawCash). Mr. Kornhaber has spoken on the subject of financing for lawyers, law firms and their clients, and the ethics surrounding the same, at numerous seminars and conferences across the United States. After receiving his law degree from Touro Law School in New York, Mr. Kornhaber was a practicing plaintiff’s lawyer in New York City with the law firm of Pariser and Vogelman, PC and was a trial attorney for the law firm of Napoli, Kaiser and Bern, LLC, where he specialized in personal injury, medical malpractice and mass tort litigation.

Michael Lacapria, Senior Vice President and Chief Financial Officer. Michael Lacapria has served as Senior Vice President and Chief Financial Officer of the Company and Esquire Bank since December 2018. From October 2016 through December 2018, Mr. Lacapria served as the Chief Financial Officer of Deutsche Bank Trust Corporation and the regional finance director for Deutsche Bank’s U.S. operations. From 2014 to 2016, Mr. Lacapria served as a Director in Cantor Fitzgerald’s real estate lending and investment management platforms. From 2000 to 2014, Mr. Lacapria rose to the level of Senior Manager in the KPMG LLP New York financial services audit practice focused on investment and commercial banking. Michael has over 18 years of experience in the financial services industry.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of Mr. Sagliocca, is an independent director, as defined under the Nasdaq listing rules. Mr. Sagliocca is not independent because he is an executive officer of Esquire Financial.

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Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Anthony Coelho, who is a non-executive director.  Andrew C. Sagliocca, our President and Chief Executive Officer, is a member of our Board of Directors.  We intend to continue to separate the Chairman and Chief Executive Officer positions.  We believe that our leadership structure, in which the roles of Chairman and CEO are separate, together with experienced and engaged independent directors and independent key committees, will be effective and is the optimal structure for our Company and our stockholders at this time.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of Esquire Bank are further overseen by the Board of Directors of Esquire Bank, who are the same individuals who serve on the Board of Directors of Esquire Financial. The Board of Directors of Esquire Bank also has additional committees that conduct risk oversight separate from Esquire Financial. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2018, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports with the Securities and Exchange Commission on a timely basis except as follows; required Form 4s were not filed on a timely basis by each director and officer to report the granting of stock options and restricted stock awards dated January 23, 2018; required Form 4s were not filed on a timely basis by each director and officer to report the granting of stock options and restricted stock awards dated December 10, 2018; and a required Form 3 for Michael Lacapria was not filed on a timely basis upon his appointment as Chief Financial Officer.

Code of Ethics

Esquire Financial has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on our Internet website at www.esquirebank.com under the “Investor Relations” tab. Amendments to and waivers from the Code of Ethics will also be disclosed on Esquire Financial’s website.

Attendance at Annual Meetings of Stockholders

Esquire Financial does not have a written policy regarding director attendance at the annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Nine directors attended the Annual Meeting of Stockholders on May 30, 2018.

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Communications with the Board of Directors

Any stockholder who wishes to communicate with our Board of Directors or an individual director may do so by writing to: Esquire Financial Holdings, Inc., 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of Esquire Financial is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing rules of the NASDAQ Stock Market) regularly meet in executive sessions. The standing committees of the Board of Directors of Esquire Financial are the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and the Strategic Oversight Committee.

The Board of Directors held 13 meetings during the year ended December 31, 2018. No member of the Board of Directors of Esquire Financial or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Powers (Chairman), Waterhouse and Coelho, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing rules. The Audit Committee also serves as the audit committee of the board of directors of Esquire Bank. The Board of Directors has determined that Director Powers qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.esquirebank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Esquire Financial and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of Esquire Financial met 10 times during the year ended December 31, 2018.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is comprised of Directors Hill (Chair), Waterhouse and Mitzman, each of whom is independent in accordance with Nasdaq listing rules. The Corporate Governance and Nominating Committee also serves as the nominating committee of the board of directors of Esquire Bank. The Corporate Governance and Nominating Committee operates under a written charter which is available on our website at www.esquirebank.com. The Corporate Governance and Nominating Committee of Esquire Financial met two times during the year ended December 31, 2018.

As noted in the Corporate Governance and Nominating Committee Charter, the purpose of the committee is to assist the Board in identifying individuals to become Board members, determine the size and composition of the Board and its committees, monitor Board effectiveness and implement Corporate Governance Guidelines.

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In furtherance of this purpose, this Committee, among other things, shall:

•	Identify qualified individuals to be directors consistent with the criteria approved by the board of directors and recommend director nominees to the full board of directors;

•	Review the structure of the committees of the board of directors;

•	Develop and recommend procedures for reviewing stockholder recommendations for director nominees;

•	Lead the board of directors in its annual performance review;

•	Develop and recommend corporate governance guidelines;

•	Review and approve all related-party transactions; and

•	Review the Corporate Governance and Nominating Committee’s charter and the committee’s performance.

The Committee identifies nominees for the Board by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of gaining new perspectives. If any member of the Board does not wish to continue in service, or if the Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. The Board would seek to identify a candidate who at a minimum satisfies the following criteria:

•	Has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	Has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	Is willing to devote the necessary time to the work of the Board and its Committees, which includes being available for Board and Committee meetings;

•	Is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

•	Has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the Nasdaq listing rules, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an Audit Committee financial expert.

The Company’s goal is to have a Board of Directors whose members have diverse professional backgrounds and have demonstrated professional achievement with the highest personal and professional ethics and integrity and whose values are compatible with those of Esquire Financial. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, important factors considered in the selection of nominees for director include experience in positions that develop good business judgment, that demonstrate a high degree of responsibility and independence, and that show the individual’s ability to commit adequate time and effort to serve as a director.

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In September 2016, Mr. Thompson was appointed to the Boards of Directors of Esquire Financial and its subsidiary, Esquire Bank. These appointments were made in accordance with an agreement dated as of December 23, 2014 (the “Agreement”) between Esquire Financial and CJA Private Equity Financial Restructuring Master Fund I, LP (“CJA”) where Mr. Thompson is the designee of CJA Private Equity Financial Restructuring Master Fund I, LP. Mr. Thompson is very familiar with Esquire Financial’s operations and the markets in which it conducts business and his appointment further evidences Esquire Financial’s commitment to alignment and engagement with its stockholders.

Under the terms of the Agreement, for so long as CJA and its affiliates own at least four percent (4%) of the outstanding shares of Esquire Financial’s common stock, it shall use its reasonable best efforts to cause one person nominated by CJA to be elected to serve on the Board of Directors of Esquire Financial Holdings, Inc. and Esquire Bank.

The Corporate Governance and Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753. In order for the Corporate Governance and Nominating Committee to consider a candidate suggested by a stockholder, the Secretary must receive a submission not less than 90 days prior to the anniversary of the prior year’s annual meeting. The submission must include the following:

•	the name and address of the candidate, and the number of shares of Esquire Financial common stock that are owned by the candidate (and appropriate evidence if the candidate is not a holder of record);

•	the personal history, business background and experience of the nominee, including his or her material business activities and affiliations during the past five years from the date of nomination;

•	a description of any material pending legal or administrative proceedings in which the nominee is a party and any criminal indictment or conviction of such nominee by a State or Federal court;

•	a statement of the assets and liabilities of the nominee as of the end of the fiscal year for each of the five fiscal years immediately preceding the date of the nomination, as of a date not more than 90 days prior to the date of his or her nomination;

•	a notarized certification from the nominee indicating whether the nominee has been the subject of any criminal, civil or administrative judgments, consents, undertakings or orders, or any past or ongoing indictments, formal investigations, examinations, or administrative proceeding (excluding routine or customary audits, inspections and investigations) issued by any federal or state court, any department, agency, or commission of the United States Government, any state or municipality, any self-regulatory trade or professional organization or any foreign government or governmental agency, which involve: (a) commission of a felony, fraud, moral turpitude, dishonesty or breach of trust; (b) violation of securities or commodities laws or regulations; (c) violation of depository institution laws or regulations; (d) violation of housing authority laws or regulations; (e) violation of the rules, regulations, codes of professional conduct or ethics of a self-regulatory trade or professional organization; and (f) adjudication of bankruptcy or insolvency or appointment of a receiver, conservator, trustee, referee, or guardian

•	such other information regarding the candidate as would be required to be included in Esquire Financial’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	the candidate’s written consent to serve as a director; and

•	a description of all arrangements or understandings between such stockholder and the nominee.

Submissions that are received and that satisfy the above requirements are forwarded to the Corporate Governance and Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers. A nomination submitted by a stockholder for presentation at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at an Annual Meeting.”

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Compensation Committee. The Compensation Committee is comprised of Directors Mitzman (Chairman), Coelho and Deutsch, each of whom is independent in accordance with applicable Nasdaq listing rules. No member of the Compensation Committee is a current or former officer or employee of Esquire Financial or Esquire Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Esquire Bank. The Compensation Committee of Esquire Financial met three times during the year ended December 31, 2018.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also administers stock-based incentive and compensation plans. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at www.esquirebank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

•	to attract, retain and motivate an experienced, competent executive management team;

•	to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;

•	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	to encourage ownership of our common stock through stock-based compensation to all levels of management; and

•	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee retains responsibility for all compensation recommendations to the Board of Directors as to Esquire Financial’s executive officers. The Compensation Committee may utilize information and benchmarks from an independent compensation consulting firm, and from other sources, to determine how executive compensation levels compare to those companies within the industry. The Compensation Committee may review published data for companies of similar size, location, financial characteristics and stage of development among other factors.

In designing the compensation program for Esquire Financial, the Committee takes into consideration methods to avoid encouraging the taking of excessive risk by executive management or by any other employees. The Committee assessed risks posed by the incentive compensation paid to executive management and other employees and determined that Esquire Financial’s compensation policies, practices and programs do not pose risks that are reasonably likely to have a material adverse effect on Esquire Financial.

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Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2018;

•	Discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communication With Audit Committees” as amended; and

•	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The Audit Committee

Richard T. Powers (Chairman)

Kevin C. Waterhouse

Anthony Coelho

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Executive Officer Compensation

Summary Compensation Table. The table below summarizes for the years ended December 31, 2018 and 2017 the total compensation paid to or earned by our President and Chief Executive Officer, our former Executive Chairman and our two other most highly compensated officers. Each individual listed in the table below is referred to as a named executive officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)

Andrew C. Sagliocca	2018	$525,046	$400,000	$747,000	—	$42,549	$1,714,595
Director, President and Chief Executive Officer	2017	$475,084	$225,000	$288,750	—	$38,911	$1,027,745

Eric S. Bader	2018	$425,036	$200,000	$373,500	—	$35,599	$1,034,135
Executive Vice President, Chief Operating Officer and Corporate Secretary	2017	$400,066	$150,000	$144,375	—	$29,385	$723,826

Ari P. Kornhaber	2018	$425,036	$200,000	$373,500	—	$33,730	$1,032,266
Executive Vice President and Director of Sales	2017	$400,066	$150,000	$144,375	—	$29,358	$723,799

Dennis Shields	2018	$323,077	$500,000	$—	—	$6,880	$829,957
Former Executive Chairman(3)	2017	$475,000	$225,000	$288,750	—	$9,949	$998,699

(1)	These amounts represent restricted stock awards granted to the named executive officers in December 2018 and January 2018. The January 2018 awards are based on 2017 performance. The per share fair value under ASC Topic 718 of each share of restricted stock awarded was $24.90 and $19.25 on December 10, 2018 and January 23, 2018, respectively, the dates of grant.
(2)	The amounts in this column represent all other compensation not reported in prior columns in this table, including perquisites, the aggregate value of which exceeds $10,000. This column consists of medical, dental, vision disability, life, AD&D, car allowances or other benefits.
(3)	Mr. Shields passed away on August 10, 2018.

Former Executive Chairman. Dennis Shields, who served as the Company’s Executive Chairman, passed away on August 10, 2018. The terms of Mr. Shields’s employment with the Company were governed by the employment agreement dated as of October 1, 2015 between Mr. Shields, the Company and Esquire Bank. In settlement of the Company’s obligations under that agreement, following Mr. Shields’ death, a payment of $500,000 was made to his estate. Additionally, upon his death, 15,000 restricted stock awards vested and 170,567 stock options became exercisable. In 2018, through the date of his death, Mr. Shields had received a salary of $323,077. No other payments were made to Mr. Shields or his estate in 2018.

Bonuses

During the budgeting process at the end of each year, the board of directors allocates a bonus pool for potential allocation to senior officers at the end of the following year. The President and Chief Executive Officer evaluates the performance of the senior officers, including the named executive officers (other than himself), and recommends bonus amounts to be awarded to the senior officers to the Compensation Committee of the Board of Directors. The Compensation Committee determines the bonus amount awarded to the President and Chief Executive Officer and reviews and approves the bonuses awarded to the senior officers.

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Employment Agreements

The Company and Bank have jointly entered into an employment agreement with Andrew C. Sagliocca, our President and Chief Executive Officer, with an initial term of three years, and have also entered into employment agreements with Eric S. Bader, our Executive Vice President and Chief Operating Officer, and with Ari Kornhaber, our Executive Vice President and Director of Sales, each with an initial term of two years. The agreements provide for daily automatic extensions, unless the executives’ are provided with written notice of the discontinuance of such automatic extensions, in which event the agreement shall expire at the end of 36 months (24 months with respect to Mr. Bader’s and Kornhaber’s agreement) following the date of the non-extension notice. Under the employment agreements, the 2019 base salary for Messrs. Sagliocca, Bader, and Kornhaber is $575,000, $450,000, and $450,000, respectively. The base salaries are reviewed at least annually and may be increased but not decreased. In addition to the base salary, each agreement provides that the executive will receive all benefits provided to full-time employees of the Company or Bank. Further, if equity awards are granted in any calendar year under any Company equity compensation plan, the employment agreements provide that the executives shall receive the following: Mr. Sagliocca shall receive an award equal to no less than the greater of  (i) 12.5% of the total number of such type of awards granted during such calendar year under such equity plans, or (ii) 50% of the total number of such type of awards granted during such calendar year to the Company’s Executive Chairman under all such plans; and Mr. Bader and Mr. Kornhaber shall each receive an award equal to no less than 50% of the total number of such awards granted to the Chief Executive Officer. Additionally, under the agreements, the executives will receive monthly automobile allowances and a life insurance policy in an amount equal to at least three (3) times, in the case of Mr. Sagliocca, and two (2) times, in the case of Messrs. Bader and Kornhaber, of the executive’s average (i) base salary and (ii) bonus payable under the bonus plan for the prior two full calendar years.

The agreements permit the Company or Bank to terminate the executive’s employment for cause (as defined in the agreement) at any time. In the event the we choose to terminate an executive’s employment (i) for reasons other than for cause, his death or disability or his retirement (as defined in the agreement), (ii) in the event of the executive’s resignation from the Company or Bank for “good reason” upon (a) failure to be reappointed to his current office, (b) a material change in his functions, duties or responsibilities, (c) the liquidation or dissolution of the Company or Bank, or (d) a breach of the agreement by the Company or Bank, then in any such event, the executive, would be entitled to receive a cash severance payment. The cash severance payment would be an amount equal to (A) the greater of: (i) his base salary payable during the remaining term of the agreement or (ii) 100% of his base salary as of the termination date, plus (B) the dollar amount of his bonus paid to the executive for the most recently completed calendar year multiplied by the greater of  (i) the number of full and partial years in the remaining term of the agreement or (ii) one (1). In addition, each executive would be entitled to continue to receive for a period of eighteen (18) months (the “COBRA period”) continuing medical and dental insurance coverage provided to former employees of the Company or Bank at no cost to executive. Each executive also will be entitled to a lump sum cash payment payable within 30 days following his termination equal to the sum of the estimated cost of medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy.

In the event that after the occurrence of a change in control, one of the executive’s employment is (i) involuntarily terminated within 24 months (other than for Cause), (ii) terminated by him for good reason within 24 months, or (iii) terminated by him for any reason (other than good reason) within 12 months, then the Company or Bank will pay him a cash payment equal to 299% of his average annual compensation in the case of Mr. Sagliocca (200% in the case of Messrs. Bader and Kornhaber) over the five most recently completed calendar years. Such payment will be made to him within 30 days following his termination of employment. In addition, each executive will be entitled to the same continuation of health care coverage provided in the immediately preceding paragraph, as well as the cash lump sum payment to equal to the estimated cost of his and his family’s medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy. If the payment and benefits payable to an executive following a change in control would result in an excess parachute and excise taxes payable by the executive, the Company and or Esquire Bank will promptly pay or reimburse the executive for such taxes, as well as any other federal, state or local taxes that result from the Company’s or Bank’s payment of such taxes.

In exchange for Esquire Bank’s and Company’s promises under the employment agreements, each executive agrees that in the event of his termination under the employment agreement, other than due to disability or a change in control, for a period of one year following such termination he will not compete with, or solicit employees or customers, suppliers vendors of the Company or Esquire Bank to terminate, reduce, limit or change their business relationship with the Company or Esquire Bank, and further will not disclose confidential information or disparage the Company or Bank.

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Incentive Compensation Plans

2007 Stock Option Plan.   At the May 23, 2007 Annual Meeting, the stockholders of Esquire Bank approved the Esquire Bank 2007 Stock Option Plan. Under this plan, directors and key principal officers of Esquire Bank, and other persons designated by the Compensation Committee were eligible to participate in the 2007 Stock Option Plan. The Esquire Bank 2007 Stock Option Plan has expired; however, as of March 29, 2019, 105,750 shares remain issuable pursuant to outstanding options previously awarded under the plan.

2011 Stock Compensation Plan.   On May 26, 2011, the stockholders of the Company approved the 2011 Stock Compensation Plan. The 2011 Stock Compensation Plan authorizes the issuance of up to 404,607 shares of the Company’s common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock unit awards to officers, employees, directors and consultants of the Company and Esquire Bank. On August 26, 2015, the stockholders of the Company approved an amendment to the Company’s 2011 Stock Compensation Plan to authorize 350,000 additional shares for issuance under that plan. As of March 29, 2019, options to purchase 727,425 shares of common stock are outstanding to officers, directors and others and 4,062 shares remain available for grant under the 2011 Stock Compensation Plan, which will only be granted as stock options.

The 2011 Stock Compensation Plan is administered by the members of the Compensation Committee of the Board of the Company, which has authority to make grants under the plan and to determine the types of awards and the number of shares of stock subject to any award, in its discretion. The Compensation Committee has full and exclusive power within the limitations set forth in the 2011 Stock Compensation Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2011 Stock Compensation Plan.

Employees, directors, officers and consultants of the Company or its subsidiaries are eligible to receive awards under the 2011 Stock Compensation Plan, except that non-employees may not be granted incentive stock options.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement or death or termination for cause, then (i) any stock options shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards and other awards that have not vested as of the date of termination of service shall expire and be forfeited.

In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options) shall expire and shall be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death, disability or retirement, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all other awards shall become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Internal Revenue Code, no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.

2017 Equity Incentive Plan. On November 8, 2017, the stockholders of the Company approved its 2017 Equity Incentive Plan. The 2017 Equity Incentive Plan authorizes the issuance of up to 300,000 shares of the Company’s common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each, to officers, employees, directors and service providers of the Company and Esquire Bank. No more than 200,000 shares may be granted as restricted stock awards and restricted stock units. As of March 29, 2019, options to purchase 86,000 shares of common stock have been granted (and are outstanding) to officers, directors and others, 163,500 shares of restricted stock have been granted to directors and executive officers and 50,500 shares remain available for grant under the 2017 Equity Incentive Plan of which 36,500 can be granted as restricted shares.

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The 2017 Equity Incentive Plan is administered by the Compensation Committee, which has authority to make grants under the plan and to determine the types of awards and the number of shares of stock subject to any award, in its discretion. The Compensation Committee has full and exclusive power within the limitations set forth in the 2017 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2017 Equity Incentive Plan.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement or death or termination for cause, then (i) any stock options will be exercisable only as to those awards that were immediately exercisable at the date of termination, and may be exercised only for a period of three months following termination, and (ii) any restricted stock awards and restricted stock units that have not vested as of the date of termination of service will expire and be forfeited.

In the event of termination for cause, all stock options granted that have not been exercised and all restricted stock awards and restricted stock units that have not vested will expire and be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death or disability, all stock options will be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and restricted stock awards and restricted stock units will become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Internal Revenue Code, no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.

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Outstanding Equity Awards at Fiscal Year End

The following table shows stock options outstanding for each of our named executive officers as of December 31, 2018.

	Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Andrew C. Sagliocca	01/04/2010	27,000	—	12.50	01/04/2020	1/23/2018	15,000	325,500
	08/01/2014	8,000	2,000	12.50	08/01/2024	12/10/2018	30,000	651,000
	09/01/2015	16,005	10,672	12.50	09/01/2025
	09/01/2016	23,300	34,950	12.50	09/01/2026
Eric S. Bader	01/04/2010	20,000	—	12.50	01/04/2020	1/23/2018	7,500	162,750
	08/01/2014	5,240	1,310	12.50	08/01/2024	12/10/2018	15,000	325,500
	09/01/2015	10,671	7,114	12.50	09/01/2025
	09/01/2016	11,650	17,475	12.50	09/01/2026
Ari P. Kornhaber	08/01/2014	8,000	2,000	12.50	08/01/2024	1/23/2018	7,500	162,750
	09/01/2015	5,334	3,558	12.50	09/01/2025	12/10/2018	15,000	325,500
	05/02/2016	3,000	4,500	12.50	05/02/2026
	09/01/2016	11,650	17,475	12.50	09/01/2026
Dennis Shields(4)	08/01/2014	10,000	—	12.50	08/01/2024	1/23/2018	—	—
	09/01/2015	142,279	—	12.50	09/01/2025
	09/01/2016	101,500	—	12.50	09/01/2026

(1)	All stock option awards vest in 20% increments on the first, second, third, fourth and fifth anniversary of the date of grant.
(2)	Vest over six years, one third in each year commencing in 2022 through 2024 on the anniversary date of grant.
(3)	Amounts shown are based on the fair market value of Esquire Financial common stock on December 31, 2018 of $21.70.
(4)	Mr. Shields passed away on August 10, 2018. Upon his death, all restricted shares vested and all options became exercisable.
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Director Compensation

The following table sets forth for the year ended December 31, 2018 certain information as to total compensation paid to non-employee directors. Messrs. Shields and Sagliocca did not receive any additional compensation for service on our board of directors or Esquire Bank’s board of directors.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(1)(2)	Total ($)
Anthony Coelho	80,167	(3)	99,600	—	179,767
Todd Deutsch	37,750		49,800	—	87,550
Marc Grossman	11,250		—	10,935	22,185
Russ M. Herman	8,250		—	10,935	19,185
Janet Hill	15,250		—	10,935	26,185
Robert J. Mitzman	28,500		49,800	—	78,300
John Morgan	2,250		—	10,935	13,185
Richard T. Powers	35,000		—	10,935	45,935
Jack Thompson	26,250		—	—	26,250
Kevin C. Waterhouse	44,750		—	14,580	59,330
Selig Zises	21,750		—	10,935	32,685

(1)	These amounts represent restricted stock awards or stock options granted to certain directors in December 2018. The stock awards and options were granted on December 10, 2018 at a per share fair value of $24.90 and $7.29, respectively, as determined under ASC Topic 718.
(2)	At December 31, 2018, Messrs. Coelho, Deutsch, Grossman, Herman, Hill, Mitzman, Morgan, Powers, Waterhouse and Zises held 42,231, 20,000, 9,000, 45,731, 10,500, 46,231, 10,500, 8,778, 18,892, and 37,681 outstanding stock options, respectively.
(3)	Includes annual retainer for Mr. Coelho of $115,000 effective August of 2018.

Director Fees

Board members of the Company receive fees for board and committee meetings attended in person. Board members receive $1,500 for each Board meeting, $750 for each telephonic Board Meeting, and $1,000 for each committee meeting attended. In December of 2018, the Compensation Committee recommended and the Board of Directors approved an annual retainer for Mr. Coelho, Chairman of the Board, of $115,000, effective August of 2018, with no additional payments to Mr. Coelho for Board or committee meetings.

Transactions With Certain Related Persons

In addition to the compensation arrangements with directors and executive officers described in “Executive Officer Compensation” above, the following is a description of transactions since January 1, 2018, to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.

Policies and Procedures Regarding Related Party Transactions

Transactions by the Company or Esquire Bank with related parties are subject to certain regulatory requirements and restrictions, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Esquire Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Esquire Bank to its executive officers, directors and principal stockholders).

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Under applicable Securities and Exchange Commission and NASDAQ listing rules, related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to our Corporate Governance and Nominating Committee. In determining whether to approve a related party transaction, this Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies.

Banking Relationships

We have engaged, and expect to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features.

At December 31, 2018, the aggregate amount of extensions of credit to our directors, executive officers, principal stockholders and their associates was $9.4 million, or approximately 10.2% of our total equity. At December 31, 2018, unfunded commitments totaled $60,000.

Other Relationships

On April 24, 2018, the Company invested approximately $2.5 million in Litify LLC, a Delaware limited liability company that develops law firm management software, representing a 4.95% ownership interest in Litify. Mr. John Morgan, a director of the Company whose term of office expires at this Annual Meeting, owns a controlling interest in Litify. In connection with the Company’s investment, the Company and Litify entered into a Marketing and Exclusive Development Agreement, which allows the Company to develop proprietary financial applications for the legal community including real-time asset-based lending applications for commercial law firms; payment processing and depository applications for settlement processing; and consumer or claimant applications for consumer lending products.

The Company’s Governance and Nominating Committee reviewed the transaction with Litify and recommended its approval to the Company’s Board of Directors. The Board of Directors reviewed and approved the transaction, with Mr. Morgan being recused from the vote.

PROPOSAL II—APPROVAL OF THE ESQUIRE FINANCIAL HOLDINGS, INC.

2019 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan (the “Plan”) to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. By approving the Plan, stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock.

Why We Are Seeking Approval of the 2019 Equity Incentive Plan

•	We Have Limited Capacity to Make Awards under our Existing Equity Plan. A total of 54,562 shares are available for grant under the 2017 and 2011 Plans. Accordingly, we have no meaningful way to provide tailored equity-based compensation grants to attract, retain and reward qualified personnel and management going forward.

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•	Our Competitors Offer Equity-Based Compensation. We believe that most of institutions with which we compete have the ability to attract and retain employees and management with equity-based compensation programs. Without the 2019 Equity Incentive Plan, we may be at a significant disadvantage.

Highlights of the 2019 Equity Incentive Plan

•	Minimum Vesting Requirements. The 2019 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the Plan.

•	Share Reserve. The maximum number of shares of stock, in the aggregate, that may be granted under the 2019 Equity Incentive Plan as stock options, restricted stock and restricted stock units is 300,000, of which no more than 200,000 shares may be granted as restricted stock awards and restricted stock units, except as set forth herein. If restricted stock or restricted stock units are granted in excess of the 200,000 limit, for each such share of restricted stock or restricted stock unit so granted, the remaining shares available for grant from the share reserve shall be reduced by three (3) for each one (1) share of restricted stock or restricted stock unit that is granted in excess of such limit.

•	Limits on Grants to Directors. The maximum number of shares that may be covered by awards granted to all non-Employee Directors, in the aggregate, is thirty percent (30%) of the shares authorized under Plan (30% of the shares authorized for grants as Restricted Stock and/or RSUs, and 30% of the shares authorized for grants as Stock Options), all of which may be granted during any calendar year.

•	No Liberal Share Counting. The 2019 Equity Incentive Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant while shares withheld to cover taxes or to satisfy the exercise price of stock options will not be available for future grant.

•	No Single-Trigger Upon a Change in Control. The 2019 Equity Incentive Plan does not provide for vesting of time-based equity awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason) or the failure of an acquiror to assume the awards. Performance awards will vest, if at all, at the greater of (i) the target level of performance, on a pro-rata basis for time elapsed during the performance period and (ii) the actual level of achievement of the performance measures during the performance period prior to the change in control.

•	Dividends on Unvested Awards Not Paid Until Vesting. The 2019 Equity Incentive Plan provides that dividends on unvested awards shall be paid to participants only after the underlying awards have been earned and not during the performance or service vesting period.

•	Awards Subject to Clawback. Awards granted under the 2019 Equity Incentive Plan are subject to clawback if Esquire Financial is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards will also be subject to clawback under any other clawback policy adopted by Esquire Financial from time to time, whether pursuant to the Dodd-Frank Act or otherwise.

•	No Cash-Out or Repricing of Underwater Options. Under no circumstances will any underwater stock options be bought back by the Company. In addition, neither the Compensation Committee nor the Board of Director shave the authority to reduce the exercise price of a previously granted stock option under the plan through amendment, replacement or exchange for a cash payment in excess of the stock options in-the-money value.

•	Vesting of Awards Does Not Occur Upon Retirement. Vesting of awards granted under the 2019 Equity Incentive Plan is not accelerated upon “retirement.”

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Material Features of the 2019 Equity Incentive Plan

The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the provisions of the Plan, attached hereto as Appendix A.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•	Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance or delivery to participants of up to 300,000 shares of Esquire Financial common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each. Of this number, the maximum number of shares that may be issued as restricted stock and restricted stock units (including performance awards denominated as restricted stock or restricted stock units) is 200,000 shares. Notwithstanding the preceding sentence, the Compensation Committee may grant restricted stock or restricted stock units in excess of the foregoing limit, provided that any restricted stock or restricted stock unit granted in excess of such limit shall be counted against the share reserve as three (3) shares for every one (1) share so granted.

•	The Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the Plan. Accordingly, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

•	The following table sets forth information regarding compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2018:

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding options,	outstanding options,	plans (excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	919,175	$13.39	54,562
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total Equity Compensation Plans	919,175	$13.39	54,562

Limitations on Awards to Directors

The Plan includes the following limitations:

•	The maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options, or grants of restricted stock or restricted stock units shall be 30% of the shares available for awards under the Plan;

•	To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan; and

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•	In the event of a corporate transaction involving the stock of Esquire Financial, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

Eligibility

Officers, employees and directors of, and service providers to, Esquire Financial or its subsidiaries are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options. As of the date of this proxy statement, there are eleven non-employee directors, approximately eighty employees and approximately five service providers eligible to participate in and receive awards under the Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance measures, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•	In the event of a corporate transaction involving the stock of Esquire Financial, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event.

•	The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted. The closing sale price of the Company’s common stock as reported on the NASDAQ Capital Market on April 12, 2019 was $22.65.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•	Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options and must comply with the requirements of Section 422 of the Code. Only officers and employees are eligible to receive incentive stock options. Outside directors and service providers may only receive non-qualified stock options under the Plan.

•	Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to Esquire Financial a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•	The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

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•	Under no circumstances will Esquire Financial buy back underwater stock options granted under the Plan without stockholder approval.

•	The Plan expressly prohibits repricing of stock options without stockholder approval.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.

•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•	No cash dividends on unvested restricted stock awards, whether subject to a time-based vesting schedule or performance-based vesting conditions, will be paid to the participant that has been granted the restricted stock award unless and until the participant vests in the restricted stock award. Stock dividends on unvested awards will be subject to the same restrictions and will vest at the same time as the underlying share from which the dividend was derived.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•	Restricted stock units granted under the Plan may be settled in shares of our common stock, or in the sole discretion of the Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the Plan.

•	In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights shall be paid when the restricted stock units, including restricted stock units subject to performance-based vesting conditions, vests or are settled, or at the same time as the shares subject to such restricted stock units are distributed to the Participant.

Performance Measures

If awards are granted subject to performance-based vesting conditions, the performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital; increase in revenue, total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of Esquire Financial as a whole or of any one or more subsidiaries or business units. Performance goals may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Compensation Committee may adjust performance measures after they have been set. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items.

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Vesting of Awards

•	The Compensation Committee shall specify the vesting schedule or conditions of each award.

•	At least 95% of all awards made under the Plan shall be subject to a vesting requirement of at least one year of service following the grant of the award.

•	Vesting of awards may be accelerated upon death, Disability or Involuntary Termination of employment after a Change in Control (as defined in the Plan).

•	Vesting is not accelerated upon “retirement” (as defined in the Plan).

Change in Control

The Plan uses a double trigger change in control feature, providing for an acceleration of vesting only upon an Involuntary Termination of employment simultaneous with or following a Change in Control. Also, if an acquiring corporation fails to assume awards granted under the Plan (other than performance-based awards, addressed below), such awards will vest immediately upon the effective time of the Change in Control.

•	Unless otherwise stated in an award agreement, at the time of an involuntary termination following a Change in Control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

•	At the time of an involuntary termination following a Change in Control, awards of restricted stock, restricted stock units shall become earned and fully vested immediately.

•	In the event of a change in control, any performance measure attached to a performance award under the Plan shall be deemed satisfied at the greater of (i) the target level of performance on a pro-rata basis for time elapsed in the performance period and (ii) the actual level of performance.

Awards Subject to Clawback Policy

Awards granted under the 2019 Equity Incentive Plan are subject to clawback if Esquire Financial is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws and the forfeiture provisions of the Sarbanes-Oxley Act of 2002 apply. Awards may also be subject to clawback under any other clawback policy adopted by Esquire Financial from time to time, whether pursuant to the Dodd-Frank Act or otherwise.

Plan Administration

The Plan will be administered by the Compensation Committee, all of whom are “Disinterested Board Members,” as defined in the Plan. The Compensation Committee has power within the limitations set forth in the Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Plan’s purposes; and interpreting and otherwise construing the Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Compensation Committee under the Plan as if done or exercised by the Compensation Committee. The Plan also permits the Compensation Committee to delegate to one or more persons, including directors who do not qualify as “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded.

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The Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (other than within the first twelve months after the date of grant).

Approval of the Plan by the stockholders authorizes the Compensation Committee to determine the number of shares to be granted to non-employee directors, subject to the aggregate and individual limitations in the Plan as set forth in the Plan and discussed above.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan or any award granted under the Plan. However, except as provided in the Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Plan at any time, retroactively or otherwise, to ensure that the Plan complies with current or future law and the Board of Directors may unilaterally amend the Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of Plan

The Plan will become effective upon approval by the stockholders at this meeting. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the day immediately prior to the 10-year anniversary of the effective date of the Plan. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of Esquire Financial or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

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If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award (or portion of the award subject to such election) in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes. We may withhold amounts from participants to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for Esquire Financial.

Change in Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by Esquire Financial

Deduction Limits.  Effective for taxable years commencing after December 31, 2017, Code Section 162(m) generally limits our ability to deduct, for tax purposes, compensation in excess of $1 million per year for each of our “covered employees,” defined as our chief executive officer, our chief financial officer, the three other executive officers named in the summary compensation table (each, a “covered employee”) of our annual proxy statement for such year, and any other officer who was considered a covered employee under the above criteria for any of our taxable years beginning after December 31, 2016. Compensation resulting from awards issued under the Plan to covered employees will be subject to the $1 million deduction limit. Accordingly, all or a portion of the compensation income attributable to awards earned under the Plan by our covered employees may not be deductible by the Company.

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Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan.

Other Information

The number, types and terms of awards to be made pursuant to the Plan are subject to the discretion of the Committee and have not been determined at this time and will not be determined until subsequent to stockholder approval.

Required Vote and Recommendation of the Board

In order to approve the Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of the ESQUIRE FINANCIAL HOLDINGS, INC. 2019 EQUITY INCENTIVE Plan.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the years ended December 31, 2018 and 2017 was Crowe LLP. The Audit Committee of Esquire Financial has approved the engagement of Crowe LLP to be our independent registered public accounting firm for the year ending December 31, 2019, subject to the ratification of the engagement by our stockholders. A representative of Crowe LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Esquire Financial and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2018 and 2017.

	Year Ended December 31, 2018	Year Ended December 31, 2017

Audit Fees	$215,500	$158,000
Audit-Related Fees	$15,000	$181,000
Tax Fees	$—	$—
All Other Fees	$—	$—

Audit Fees. The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided in connection with our engagement were $215,500 and $158,000 during the years ended December 31, 2018 and 2017, respectively.

Audit Related Fees. During the year ended December 31, 2018 and 2017, respectively, audit-related fees of $15,000 and $181,000 were billed, all of which consisted of fees for services related to the Company’s shelf registration statement and the Company’s initial public stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.

Tax Fees. There were no fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance during the years ended December 31, 2018 and 2017, respectively.

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All Other Fees. There were no other fees billed during the years ended December 31, 2018 and 2017, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the Company’s initial public stock offering, was compatible with maintaining the independence of Crowe LLP. The Audit Committee concluded that performing such services did not affect the independence of Crowe LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials provided to stockholders in connection with an annual meeting, a stockholder proposal to take action at such meeting must be received at least one hundred and twenty (120) days prior to the anniversary of the release of the proxy statement to stockholders connection with the previous year’s annual meeting. Accordingly, in order to be eligible for inclusion in the proxy materials for our 2020 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices, 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, no later than December 20, 2019. If the date of the Annual Meeting is changed by more than 30 days from the anniversary of the previous year’s meeting, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

The Company’s Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before the 2020 Annual Meeting, a stockholder must give written notice to the Corporate Secretary at least 90 days prior to the date of the proxy statement relating to the preceding year’s Annual Meeting, or within 10 days of the first public announcement of the annual meeting if the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting. The Company’s Bylaws require that the notice must include, among other things, the stockholder’s name, record address, and number of stocks owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In accordance with the foregoing, in order for a proposal or a nomination to be brought before the annual meeting of stockholders to be held following the year ending December 31, 2019, notice must be provided to the Corporate Secretary by January 19, 2020. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters that come before the meeting but did not comply with the advance notice bylaw provisions. Nothing in this paragraph shall be deemed to require the Company to include in its annual meeting proxy statement under Securities and Exchange Commission Rule 14a-8 any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received, as described in the preceding paragraph.

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OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. Esquire Financial has retained Laurel Hill Advisory Group, LLC to assist it in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,000 plus reasonable expenses for these services. Our 2018 Annual Report on Form 10-K has been made available to all stockholders of record as of March 29, 2019. Any stockholder may obtain a copy of the 2018 Annual Report on Form 10-K through our website, by calling us or writing us at the address below.

Investor Relations
Esquire Financial Holdings, Inc.
100 Jericho Quadrangle, Suite 100
Jericho, New York 11753
Phone: (516) 535-2002
www.esquirebank.com

BY ORDER OF THE BOARD OF DIRECTORS
Eric S. Bader Corporate Secretary

Jericho, New York

April 18, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice, Proxy Statement, Proxy Card and 2018 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/21569.

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APPENDIX A

ESQUIRE FINANCIAL HOLDINGS, INC.

2019 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1    Purpose, Effective Date and Term.  The purpose of this Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Esquire Financial Holdings, Inc. (the “Company”), and its Subsidiaries, including Esquire Bank, National Association (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of Company common stock. The “Effective Date” of the Plan is May 30, 2019, which is the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation.  Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  The grant of Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4     Definitions.  Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1    General.  Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement (subject to Section 2.7) of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)    Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted : (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier; or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan shall be a Non-Qualified Option. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

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(b)    Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d)    Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Article 8.

Section 2.2     Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Stock Options may be granted as a Performance Award.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of or service provider to an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition on Dividends. No dividends or Dividend Equivalent Rights shall be payable at any time on or with respect to Stock Options, whether vested or unvested.

(d)    Prohibition on Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

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Section 2.3.    Restricted Stock Awards.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between Esquire Financial Holdings, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Esquire Financial Holdings, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock that is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)     Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock Award and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)   Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

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Section 2.4     Restricted Stock Units.

(a)   Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock. Restricted Stock Units may be granted as Performance Awards

(b)   Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    Type of Award. A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)    Non-Transferable.   Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iii)  Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(iv)  Dividends. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time the Restricted Stock Unit vests or, if later, when the Restricted Stock Unit is settled, as set forth in the Award Agreement. If a Restricted Stock Unit is intended to be performance-based, payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid when the Restricted Stock Unit is settled or at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards granted to any Participant under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, the required period of vesting shall be determined by the Committee and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee, only upon the Participant’s death, Disability or Involuntary Termination following a Change in Control.

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Section 2.6  Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2 ½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7    Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.8.   Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and may be exercised only for a period of three (3) months following termination, and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards, and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)    Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service. In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)    Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

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ARTICLE 3 - Shares Subject to Plan

Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to three hundred thousand (300,000).

(1)       The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is three hundred thousand (300,000) shares of Stock.

(2)       The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards and Restricted Stock Units is two hundred thousand (200,000) shares of Stock. Notwithstanding the preceding sentence, the Committee may grant Restricted Stock Awards and Restricted Stock Units in excess of the limit described in the preceding sentence, provided, however, that any Restricted Stock Award or Restricted Stock Unit granted in excess of such limit shall be counted against the share reserve set forth in Section 3.2(a) as three (3) shares for every one (1) share of Restricted Stock or Restricted Stock Unit that is granted in excess of such limit.

(3)       The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2 the number of shares of Stock available for the grant of Stock Options, Restricted Stock Awards, Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following.

(1)    To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for grant under the Plan.

(2)    To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3     Limitations on Grants

(a)    Stock Options, Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock that may be covered by Awards granted to all non-employee Directors, in the aggregate, is thirty percent (30%) of the shares authorized under Plan, all of which may be granted during any calendar year. The foregoing limitations shall not apply to cash-based Director fees that a non-employee Director elects to receive in the form of shares of Stock.

(b)    The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

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Section 3.4     Corporate Transactions.

(a)    General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, spinoff, combination of shares, exchange of shares, extraordinary cash dividend, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment (or a payment in stock of acquirer) per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5     Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

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ARTICLE 4 - CHANGE IN CONTROL

Section 4.1   Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan:

(a)    At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.

(b)     At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units, other than Performance Awards that vest upon the satisfaction of performance measures, shall be fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which is based on satisfaction of performance-based conditions, will be vested as specified in Section 4.1(d) below.

(c)    If an acquiring corporation fails to assume the Awards granted hereunder (excluding Performance Awards which are addressed under Section 4.1(d) below), such Awards shall vest immediately upon the effective time of such Change in Control.

(d)    In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied as of the date of the Change in Control at the greater of (i) at the target level of performance, on a pro-rata basis for time elapsed in the performance period; and (ii) the actual level of performance.

Section 4.2    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)    the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)    a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

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(d)    a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation and Benefits Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities), may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2     Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award,and to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A. Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

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(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(f)    The Committee will have the authority to (i) suspend a Participant’s right to exercise a stock option during a blackout period (or similar restricted period) that is necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”), and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the incentive stock option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

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Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

Section 7.3    Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

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Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control.

Section 7.6    Form and Time of Elections; Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the maximum amount required to be withheld. To the extent determined by the Committee or specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the maximum amount of federal, state and local tax withholding by, (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total maximum amount of tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the maximum amount of tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to maximum tax withholding requirements.

Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

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Section 7.10  Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11  Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12  No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13  Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Nassau County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14  Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15  Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16  Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

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(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18  Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19  Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20.  Awards Subject to Clawback.

(a)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if such person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b)    Awards granted hereunder are subject to any Clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

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ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)    “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(d)    “Board” means the Board of Directors of the Company.

(e)    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)     “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)    “Code” means the Internal Revenue Code of 1986, as amended, and   any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)     “Committee” means the Committee acting under Article 5.

(j)     [Intentionally blank]

(k)    “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)     “Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

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(m)    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (d) is an “independent director” under the rules of the securities exchange on which the Stock is listed or quoted. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r)    “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(s)    “Exercise Price” means the price established with respect to an option pursuant to Section 2.2.

(t)     “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(u)    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material diminution in Participant’s base salary or base compensation;

(ii)   a material diminution in Participant’s authority, duties or responsibilities;

(iii)  a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)  in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

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(v)     “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(w)    “Incumbent Directors” means:

(1)    the individuals who, on the date hereof, constitute the Board; and

(2)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(x)     “Involuntary Termination” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

(y)    “ISO” has the meaning ascribed to it in Section 2.1(a).

(z)    “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(aa)   “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(bb)    “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or upon Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of a Performance Award, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

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Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(cc)  “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(dd)  “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(ee)  “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(ff)  “Retirement” means termination of employment after attainment of age 72 (other than termination for Cause) or discontinuance of service as a Director following attainment of age 80 (unless otherwise provided in an Award Agreement). An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

(gg)    “SEC” means the United States Securities and Exchange Commission.

(hh)   “Securities Act” means the Securities Act of 1933, as amended from time to time.

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(ii)    “Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(jj)     “Stock” means the common stock of the Company, $0.01 par value per share.

(kk)   “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(ll)      “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(mm)  “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(4)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

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(5)    With respect to a Participant who is a director, Termination of Service as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(nn)    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(oo)    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(pp)    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    Indications of time of day mean New York time;

(f)    The word “including” means “including, but not limited to”;

(g)    All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    Unless otherwise determined by the Committee, all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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ESQUIRE FINANCIAL HOLDINGS, INC. Proxy for Annual Meeting of Stockholders on May 30, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Andrew C. sagliocca and Eric S. Bader, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc., to be held May 30, 2019 at 10:00 AM, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF ESQUIRE FINANCIAL HOLDINGS, INC. May 30, 2019 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the OR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-consent makes it easy to go paperless. With e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, 2018 Annual Report to Stockholders and proxy card are available at http://www.astproxyportal.com/ast/21569 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230300000000001000 3 053019 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Selig Zises O Todd Deutsch 2. APPROvAL OF THE EsqUIRE FINANcIAL HOLDINGs, INc. 2019 EqUITY INcENTIvE PLAN 3. RATIFIcATION OF THE APPOINTMENT OF cROWE LLP As OUR INDEPENDENT REGIsTERED PUBLIc AccOUNTING FIRM FOR THE YEAR ENDING DEcEMBER 31, 2019 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2 and Proposal 3. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. signature of stockholder Date: signature of stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.